Narragansett Insured Tax-Free Income Fund
380 Madison Avenue Suite 2300
New York, NY 10017
800-437-1020
212-697-6666

Tickers:	Class A – NITFX	Class C – NITCX
	Class I – NITIX	Class Y – NITYX

Statement of Additional Information	October 24, 2011 As Revised As Of July 16, 2012

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Fund dated October 24, 2011. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Fund’s Distributor, Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300, New York, NY 10017

800-437-1020 toll-free
 or 212-697-6666
In Rhode Island:  401-453-6864

Financial Statements

The financial statements and financial highlights for the Fund for the fiscal year ended June 30, 2011, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on October 13, 2011 (Accession No. 0000888955-11-000018), are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker, LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History	2
Investment Strategies and Risks	2
Fund Policies	11
Management of the Fund	12
Ownership of Securities	22
Investment Advisory and Other Services	23
Brokerage Allocation and Other Practices	37
Capital Stock	37
Purchase, Redemption and Pricing of Shares	39
Additional Tax Information	48
Underwriters	53
Appendix A	54

Narragansett Insured Tax-Free Income Fund

Statement of Additional Information

Fund History

The Fund is a Massachusetts business trust formed in 1992.  It is an open-end, non-diversified management investment company.

Investment Strategies and Risks

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Fund’s investment adviser will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Rhode Island Obligations which the Fund may purchase.

The table below gives information as to the percentage of Fund net assets invested as of June 30, 2011 in Rhode Island Obligations in the various rating categories:

Highest rating (1)	10.9%
Second highest rating (2)	52.9%
Third highest rating (3)	19.2%
Fourth highest rating (4)	13.3%
Not rated	3.7%
100.0%
(1) Aaa of Moody’s or AAA of S&P or Fitch.*
(2) Aa of Moody’s or AA of S&P or Fitch.
(3) A of Moody’s, S&P or Fitch.
(4) Baa of Moody’s or BBB of S&P or Fitch.

* Also includes pre-refunded Rhode Island Obligations, which are bonds for which U.S. Government Obligations have been placed in escrow to retire such Obligations at their earliest call date.

Additional Information About the Rhode Island Economy

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated August 12, 2011. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

Economy

As with many states across the country, Rhode Island has been feeling the effects of the “Great Recession”, the worst economic downturn since the Great Depression.  The impact on the State of Rhode Island has been severe, with over 62,000 Rhode Islanders unemployed as of May 2011. The jobless rate peaked at 12.7% in December 2009, and the State currently ranks third in the nation with a 10.9 percent rate of unemployment as of May 2011, compared to 9.1 percent nationally. The State has depleted the resources it set aside to pay unemployment benefits and is now borrowing from the Federal Trust Fund to make benefit payments to unemployed Rhode Islanders.

The impact of the high level of unemployment translated into a sharp decline in tax receipts to the State, as less personal income taxes are received from employers through withholding taxes, and taxpayers transmit lower estimated and final payments, but request larger refunds. Recent estimates, however, have shown a reversal in tax collections.  Personal income taxes are estimated to be $1,003.6 million in FY 2011 and $1,010.0 million in FY 2012. Uncertainty about the economic future and the contraction of the State's housing market has caused Rhode Islanders to pull back on spending and impacted the State's second largest income stream, the sales and use tax. Sales tax receipts are estimated to be $810.4 million in FY 2011 and $846.5 million in FY 2012, based on the budget as enacted by the General Assembly. The business corporations tax, which peaked in FY 2006 at $165.1 million, are estimated at $95.1 million in FY 2011 and $121.2 million in FY 2012. Rhode Island's estimated general revenue receipts in FY 2011 and FY 2012 are estimated to be $3.091 billion and $3.176 billion, respectively.

At the time of submission of the Governor's proposed budget for FY 2012, the FY 2012 budget shortfall was projected to be $331.0 million.  A major portion of the increased in projected spending was due to the anticipated end of enhanced FMAP for Medicaid expenditures on June 30, 2011.  This translates into additional expenditures of approximately $215.4 million.  The enacted budget for FY 2012 resolved this deficit through a combination of expenditure modifications, increased revenues and one-time revenue or expenditure changes.  Major reductions include $60.5 million in Human Services programs, including service delivery system changes, restructuring of rates and consolidation of publically managed facilities.  The enacted budget also included a reduction in general revenue funding for local education aid based on the availability of federal Education Jobs funding of approximately $32.0 million.

In the past, the State has used a number of one-time measures, such as the use of one-time federal funds and reserves, which will not be available to address future budget needs.  As a result, significant budget deficits are expected for the years following FY 2012, although lower than projected in prior years, and additional adjustments to both revenues and expenditures will likely be necessary for the adoption of balanced budgets for the fiscal years following FY 2012.

Municipalities

There are 39 cities and towns in Rhode Island that exercise the functions of local general government. There is no county governmental structure in the State of Rhode Island. Local executive power is generally placed in a mayor, or administrator/manager form of government and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter city or town, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Section 44-35-10 of the General Laws requires every city and town to adopt a balanced budget for each fiscal year.  Local governments rely principally upon general, real and tangible personal property taxes, automobile excise taxes, and state aid for provision of revenue.

Since 1985, cities and towns had been prohibited by Section 44-5-2 of the General Laws of the State from imposing a tax levy or tax rate, which increases by more than 5 ½% over the previous year's levy or rate. The statute authorized tax levy or tax rate increases of greater than 5 ½% in the event that the amount of debt service required to service present and future general obligation debt of the city or town increased at a rate greater than 5 ½%. The statute also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation of property is being implemented. Provisions of Section 44-5-2 also included authorization to exceed the 5 ½% limitation in the event of loss of non-property tax revenue, or when an emergency situation arose and was certified by the State Auditor General. In such an emergency situation, the levy in excess of a 5 ½% increase had to be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

During the 2006 session of the General Assembly, significant amendments to Section 44-5-2 of the General Laws of the State were enacted. The amendments progressively reduce the maximum property tax levy from a 5.5% increase over the prior year levy to 4.0% in the year 2013, while expanding and clarifying exemptions from the property tax cap. Limitations on the tax rate were removed. The previous property tax limitation applied a 5.5% cap on the tax rate or the levy. In those municipalities where a city or town council has final tax levy approval, a four-fifths vote would be required to exceed the applicable cap. In the case of a city or town having a financial town meeting, the majority of the electors present and voting at the town financial meeting shall also approve the excess levy. The act also capped the amount of funds requested by a school committee of a city or town at the same rate of increase as the maximum tax levy increase. The act also broadened the definition of state mandates on municipalities and restricted the flexibility of the Governor or Legislature to forego reimbursement of state mandates.

Status of Pension and OPEB Plans Administered by Municipalities

The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees. An updated review was completed in March 2010, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, seven were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 45%, as reported in July 2007, to 43% as of March 2010. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2009 audit reports). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $1.9 billion (as of the most recent actuarial valuation referenced in their June 30, 2009 financial statements).

The Office of the Auditor General's March 2010 report further summarized the status of other postemployment benefit (“OPEB”) plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $18 million and the collective unfunded actuarial accrued liability for future benefits was nearly $2.4 billion (as of the most recent actuarial valuation referenced in their June 30, 2009 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and Other Post Employment Benefits (OPEB) plans.

In early calendar year 2010, the Division of Municipal Finance in the Department of Revenue completed a "Report to Measure the Fiscal Stress and Financial Condition of Rhode Island Municipalities." This report was prepared under the guidance of the Municipal Fiscal Stress Task Force created by an Executive Order of the Governor. Two of the indicators included in the report related to pension liabilities and success in paying the Annual Required Contribution (“ARC”). The report indicated that as of June 30, 2008, unfunded municipal pension liabilities totaled $1.76 billion dollars and that eleven of thirty-nine municipalities had failed to pay their entire ARC during the FY 2008 period, and that two additional communities were marginally deficient.

State Oversight for Municipal Fiscal Stability

In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" (“Fiscal Stability Act”) to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.

The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the “State Receiver”).  Under the State Receiver appointed by the Governor under the Fiscal Stability Act, Central Falls filed for federal bankruptcy protection on August 1, 2011, see “Central Falls Bankruptcy” below.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. It repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission. The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. The Fiscal Stability Act applied retroactively to May 15, 2010.

Bills were introduced during the last legislative session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and OPEB debt without approval of the State Auditor General and Director of the Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.

Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.

Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended “clean up” some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver’s ability to exercise such powers and remedies on a municipality’s behalf in such a federal proceeding.

Central Falls Bankruptcy

The FY 2012 budget for the City of Central Falls reflected a structural deficit of approximately $5.6 million and the City has approximately $80 million in unfunded pension liabilities.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.  The bankruptcy proceedings have commenced in federal court.  Bankruptcy Counsel for the State Receiver has indicated that he expects to file a “consensual” plan of recovery with the court within 30 days, seeking agreement by all the affected parties.  It is not known whether any consensus can be reached, how long the process will take, what the outcome will be or what impact the bankruptcy will have on the State as a whole.

Local Tax Relief

In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated. The other local property tax levy reduced was the local levy on motor vehicles and trailers.

State Aid to Local Communities

The largest category of state aid to cities and towns is assistance programs for school operations and school construction. The general school aid program disburses funding to communities on the basis of a number of factors including wealth of the community and the number of children eligible for free or reduced price meals. For FY 2010, the State appropriated $592.1 million in education aid, which includes a 2.8% across-the-board reduction from the original FY 2010 Enacted Budget and $55.7 million in State Fiscal Stabilization Funds under the ARRA that was offset by an equal reduction in state funding. For FY 2011, the State appropriated $616.1 million in education aid, which includes a 3.8% across-the-board reduction from the original FY 2010 Enacted Budget, and $18.6 million in State Fiscal Stabilization Funds that are offset by an equal reduction in state funding.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula will redistribute current education aid spending among school districts, state operated schools, and charter schools. For school districts that will receive more money under the new formula, the increase will be phased in over seven years in equal amounts. For school districts that will receive less money under the new formula, the decrease will be phased in over ten years in equal amounts.

State Budgeting Practices for Municipalities

Governor Chafee’s FY 2012 budget proposal included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.  These fiscal budgeting practices were included by the General Assembly in the FY 2021 enacted budget.

The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (“ARC”), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.

The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.

The Governor’s proposal also included a requirement that communities fully fund the ARC over 5 years staring in 2012, and OPEB over ten years staring in FY 2014.  These proposals were not adopted by the General Assembly.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Rhode Island Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Rhode Island Obligations due to this tax consequence.  Also, as indicated in the Prospectus, the Fund will not purchase obligations of Rhode Island issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

When-Issued and Delayed Delivery Obligations

The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments  for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations.

Determination of the Marketability of Certain Securities

In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any known changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser’s opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Percentage Limitations

The Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Insurance Feature

The purpose of having insurance on investments in Rhode Island Obligations in the Fund’s portfolio is to reduce financial risk for investors in the Fund.

Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

(i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as “New Issue Insurance,” or

(ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed “Secondary Market Insurance.”

8

           The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund’s shares is not insured.

As a fundamental policy, under normal circumstances 80% of the Fund’s assets will be invested in Rhode Island Obligations which are insured. While it is a goal of the Fund, which may not be achieved, that 100% of the Fund’s assets will be invested in insured Rhode Island Obligations, as the Fund’s prospectus indicates, the Fund may invest in Rhode Island Obligations that are not insured if the Board of Trustees determines that there is an inadequate supply of Rhode Island Obligations with appropriate insurance.  Based upon input from the Sub-Adviser, the Board of Trustees determined on March 24, 2010 that an inadequate supply of Rhode Island Obligations with appropriate insurance then existed.  Accordingly, as the Sub-Adviser deems necessary and appropriate, the Fund may invest up to 20% of its assets in uninsured Obligations.

New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a  Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

New Issue Insurance and Secondary Market Insurance may be obtained from some or all of the following: National Public Financial Guarantee, Financial Security Assurance Inc., and Assured Guaranty Corp. The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund prefers that any insurer used will itself have a Aaa or AAA rating.

While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New Issue Insurance is borne by the issuer.

Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security’s market value as an “insured” security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., within the top four credit ratings of the nationally recognized statistical rating organizations. In some instances, insurers restrict issuance of insurance to those issues which would be rated “A” or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

The following information regarding National Public Finance Guarantee Corp. (“NPFG”), Financial Guaranty Insurance Company (“FGIC”), Ambac Assurance Corporation (“AMBAC”), Assured Guaranty Municipal Corp. (“AGMC”), Assured Guaranty Corp. (“AGC”), Syncora Guarantee Inc. (“Syncora”) and CIFG Assurance North America, Inc. (“CIFG”) has been derived from publicly available information. The Fund has not independently verified any of the information, but the Fund is not aware of facts that would render such information inaccurate.

AMBAC is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin. Ambac Assurance Corporation is a wholly-owned subsidiary of Ambac Financial Group, Inc., a publicly held company. The financial strength of AMBAC is not rated. On July 6, 2011, Ambac Financial Group, Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York.

NPFG is a limited liability corporation domiciled in Illinois.  It is a wholly-owned subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against NPFG.  The claims-paying ability of NPFG is rated “BBB” by S&P and “Baa1” by Moody’s.

FGIC is a New York stock insurance company regulated by the New York State Department of Insurance. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is owned by affiliates of The Blackstone Group L.P., affiliates of The Cypress Group L.L.C., affiliates of CIVC Partners L.P. and a subsidiary of General Electric Capital Corporation.  Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. The claims-paying ability of Financial Guaranty is not rated. On August 4, 2010, FGIC Corporation filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of its subsidiaries, including its wholly-owned subsidiary FGIC, are part of the Chapter 11 filing.

AGMC (formerly Financial Security Assurance Inc.) is licensed in New York and authorized to do business in 50 states, the District of Columbia, and U.S. Territories including Guam and Puerto Rico.  AGMC is an operating subsidiary of Assured Guaranty Municipal Holdings Inc., an indirect wholly-owned subsidiary of Assured Guaranty Ltd., a Bermuda-based New York Stock Exchange Company.   The claims-paying ability of FSA is rated “AA+” by S & P and “Aa3” by Moody’s.

Syncora (formerly XL Capital Assurance Inc.) is a New York-domiciled specialized financial guarantor.  It is an indirect, wholly owned subsidiary of Syncora Holdings, Ltd., a Bermuda-domiciled holding company trades on the Over-the-Counter market under the Ticker: SYCRF.  The financial strength rating of Syncora is “Ca” by Moody’s.

CIFG is a monoline financial guaranty insurance company incorporated in the State of New York. The company is owned by CIFG Holding Inc. The claims-paying ability of CIFG is not rated.

AGC is a Maryland-domiciled financial guaranty insurance company licensed in all 50 states, the District of Columbia and Puerto Rico. It is an indirect, wholly-owned subsidiary of Assured Guaranty Ltd., a Bermuda-based New York Stock Exchange listed company. The claims-paying ability of Assured is rated “AA+” by S & P and “Aa3” by Moody’s.

The Fund may also use other insurers. However, the Fund prefers that any insurer used will itself have a AAA or Aaa rating.

Fund Policies

Investment Restrictions

The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a “majority,” as defined in the 1940 Act, of the Fund’s outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1.	The Fund invests only in certain limited securities.

The Fund cannot buy any securities other than Rhode Island Obligations (discussed under “Investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the SAI). Therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Fund or its Manager or Sub-Adviser individually owns beneficially more than 0.5% of the securities of that issuer and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

 2. The Fund does not buy for control.

The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6.  The Fund cannot make loans.

The Fund can buy those Rhode Island Obligations which it is permitted to buy; this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7.  The Fund can borrow only in limited amounts for special purposes.

The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund’s income.

Except in connection with borrowings, the Fund will not issue senior securities.

The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

8.  The Fund’s investment in obligations subject to the Federal alternative minimum tax is limited.

As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Management of the Fund
The Board of Trustees

The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund’s operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund’s Distribution Plan and Shareholder Services Plan.

The Fund has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls. The Audit Committee had two meetings during the last fiscal year.

The Fund has a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Fund at its principal address for the attention of the Chair of the Nominating Committee.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations as an integral part of its responsibility for oversight of the Fund.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board, the Fund, or the Manager, the Sub-Adviser or other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Fund, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Fund, such as the Fund’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Fund invests in Rhode Island Obligations and the Board uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about each Trustee, officer and Trustee Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Name, Address(1) and Date of Birth Interested Trustees (3)	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (02/25/58)	Trustee since 2005 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(4) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John J. Partridge Providence, RI (05/05/40)	Trustee since 2008	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None
Non-interested Trustees
David A. Duffy North Kingstown, RI (08/07/39)	Chair of the Board since 2009 and Trustee since 1995	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; Director (advisory board) of Citizens Bank of Rhode Island, since 1999; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	2	Delta Dental of Rhode Island

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Thomas A. Christopher Danville, KY (12/19/47)	Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None
Anne J. Mills Scottsdale, AZ (12/23/38)	Trustee since 2009	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2008; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None
James R. Ramsey Louisville, KY (11/14/48)	Trustee since 2004	President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky,	2	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
		Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
Laureen L. White North Kingstown, RI (11/18/59)	Trustee since 2005	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	2	None

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Fund at this time in the light of the Fund’s business and structure, in addition to those listed above, were as follows:

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.

John J. Partridge:	Lawyer, knowledgeable about finance and corporate governance.

David A. Duffy:	Experienced mutual fund trustee, knowledgeable about local government affairs.

Thomas A. Christopher:	Experienced trustee of mutual funds, knowledgeable about financial matters.

Anne J. Mills:	Extensive financial and management experience; knowledgeable about operation and governance of mutual funds.

James R. Ramsey:	Experienced educator and knowledgeable about local economy and governmental affairs.

Laureen L. White:	Knowledgeable about local government affairs.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Trustees Emeritus(5)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees, 1992-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Vernon R. Alden Boston, MA (04/07/23)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Narragansett Insured Tax-Free Income Fund, 1992-2006, Tax-Free Trust of Oregon, 1988-2001 and Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, 1989-2001; Trustee Emeritus, Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Trustee Emeritus since 2011; Trustee 2009-2011
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
William J. Nightingale Rowayton, CT (09/16/29)	Trustee Emeritus since 2009
Retired; formerly Chairman, founder (1975) and Senior Advisor until 2000 of Nightingale & Associates, L.L.C., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; Trustee of  Churchill Tax-Free Fund of Kentucky,1993-2007; Trustee of Narragansett Insured Tax-Free Income Fund, 1991-2009, and Chair of the Board, 2005-2009.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003; Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Hawaiian Tax-Free Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997 - 2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994 - 1997.

Stephen J. Caridi New York, NY (05/06/61)	Senior Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA -CREF, 2007; Sr. Fund Accountant, JP Morgan Chase, 2003-2006.
Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.  Mr. Partridge is deemed an interested person of the Fund as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A., of which the Sub-Adviser is a department.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”;

Aquila Three Peaks Opportunity Growth Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the “Aquila Group of Funds.”

(5) A Trustee Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Trustees
(as of 12/31/10)

	Dollar Range of Ownership in Narragansett Insured Tax-Free Income Fund(1)	Aggregate Dollar Range of Ownership in the Aquila Group of Funds (1)
Interested Trustees

Diana P. Herrmann	C	E

John J. Partridge	C	E

Non-interested Trustees
Thomas A. Christopher	C	E
David A. Duffy	C	C

Anne J. Mills	B	D

James R. Ramsey	C	E

Laureen L. White	B	B

(1)   A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation

The Fund does not currently pay fees to any of the Fund’s officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2011, the Fund paid a total of $124,621 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the twelve funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund’s fiscal year from other funds in the Aquila Group of

Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Fund	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves
Thomas A. Christopher	$19,842	$119,250	5
David A. Duffy	$18,750	$ 31,250	2
Anne J. Mills	$12,400	$ 82,000	5
John J. Partridge	$11,667	$ 45,500	5
James R. Ramsey	$14,750	$ 29,500	2
Laureen L. White	$15,500	$ 28,000	2

Class A Shares may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

On October 3, 2011 the following persons held 5% or more of any class of the Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of The holder of Record	Number of Shares	Percent of Class
Institutional 5% shareholders
Merrill Lynch Pierce Fenner	2,184,456 Class A Shares	15.40%
& Smith For the sole benefit of its customers	440,157 Class C Shares	18.74%
4800 Deer Lake Dr. East
Jacksonville, FL

Citizens Bank of Rhode Island	3,300,264 Class Y Shares	50.91%
870 Westminster Street
Providence, RI

NFS LLC FEBO The Washington Trust Company	726,126 Class Y Shares	11.20%
23 Broad St.
Westerly, RI

Name and address of The holder of Record	Number of Shares	Percent of Class
SEI Trust Company	536,039 Class Y Shares	8.27%
One Freedom Valley Drive
Oaks, PA

Charles Schwab and Co. Inc.	26,239 Class I Shares	100.00%
101 Montgomery Street
San Francisco, CA

Additional 5% Shareholders

The Fund’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services
Additional Information about the Manager, the Sub-Adviser and the Distributor

Management Fees

During the fiscal years listed, the Fund incurred management fees (investment advisory fees) as follows:

Manager

2011                      $1,229,519(1)

2010                      $1,057,155(2)

2009                      $ 917,913(3)

 (1) $550,106 was waived.

 (2) $598, 503 was waived.

 (3) $582,932 was waived.

The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund’s Distributor.    The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 24% by Diana P. Herrmann , 74% by  Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv) at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent, and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; (xi) expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which  relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration  Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

The Sub-Advisory Agreement

The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

           The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement became effective in November 2009 and provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of  voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

Additional Information About the Portfolio Managers

Salvatore C. DiSanto and Jeffrey K. Hanna are the portfolio managers responsible for the day-to-day management of the Fund.

Mr. DiSanto also manages 168 other accounts, with aggregate assets of $200,135,325, at August 31, 2011. Mr. Hanna also manages 240 other accounts, with aggregate assets of $353,391,928 at August 31, 2011. Neither Mr. DiSanto nor Mr. Hanna manages other investment company portfolios.

The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio managers.

Mr. DiSanto and Mr. Hanna are employed and compensated by RBS Citizens, N.A., of which the Sub-Adviser is a department.  As of August 31, 2011, Mr. DiSanto and Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that they manage.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of each portfolio manager is the same for the Fund as for all other accounts he manages.

In addition, as of August 31, 2011, Mr. DiSanto’s and Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. DiSanto and Mr. Hanna are eligible to participate in the Bank’s Retirement Savings Plan.  Under the Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.  Additionally, Mr. DiSanto and Mr. Hanna may be eligible for incentive payment for certain other accounts opened based upon their contributions to the sales effort and the account value.

Currently, both Mr. DiSanto and Mr. Hanna have an interest or own securities of the Fund in the range of over $100,000 and $1,000 - $10,000 respectively.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2011	$444,531	$36,976

2010	$567,789	$48,538
2009	$234,682	$20,530

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

The Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the  Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter.  In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

           As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts;  furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the  amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the

Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and  statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all  applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

During the fiscal year ended June 30, 2011, payments were made under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended June 30, 2011, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Part I	$231,426	$ 5,674	$225,752
Part II	$195,108	$37,394	$157,714
Part III	$ 550	$ 0	$ 550

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

The Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

During the fiscal year ended June 30, 2011, $65,036 was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and  redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.  During the fiscal year ended June 30, 2011 payments made to Qualified Recipients under Part II of the Plan with respect to the Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $412.

General Provisions

While the Services Plan is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Fund’s Shareholder Servicing Agent (transfer agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

The Fund’s Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund’s assets.

The Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

During the fiscal years ended June 30, 2011, 2010 and 2009, all of the Fund’s portfolio transactions were principal transactions and no brokerage commissions were paid.

 The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund’s securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers (“dealers”) as shall, in the Sub-Adviser’s judgment, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

Capital Stock

The Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of  up to 0.25 of 1% of such assets.

The Fund’s four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund’s Board of Trustees may change the name of the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset  values of the shares of each of the Fund’s classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word “Series”). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

The Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption of the same age-dated share lot(s).  The amount of the CDSC is calculated based on the lesser of the net asset value of an age-dated share lot at the time of purchase or at the time of redemption.  As stated in the Prospectus it is the Fund’s intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as indicated in the following table:

Value of Share Lot(s)	CDSC You Will Pay on Redemption	Commission Paid to Broker/Dealer
$1 million and up to $2.5 million	1% in years 1 & 2 0.50% of 1% in years 3 & 4	1%
	None	0.25% in 4 payments over 4 years
Over $2.5 million and up to $5 million	0.50% of 1% in year 1 0.25% of 1% in year 2 0.0 in years 3 & 4	0.50%
	None	0.25% in 2 payments over 2 years
Over $5 million	None	0.25%

A series of investments may increase the total value of an account so that subsequent purchases of age-dated share lots qualify for a shorter holding period and a lower CDSC, as described in the table above, without altering the holding period or CDSC for earlier age-dated share lots acquired at a lower total account value.

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC
Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A
Shares, the latter will be redeemed first, unless you specifically request the redemption of CDSC shares.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.  If you exchange your CDSC Class A Shares for shares of an Aquila money market fund that is accepting exchanges (see “Exchange Privilege” below), running of the 48-month holding period for those exchanged shares will be suspended for as long as you hold the money-market fund shares.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

           Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor’s receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*           current and former Trustees and officers of any funds in the Aquila Group of Funds,

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies,

*           selected broker dealers, their officers and employees and other investment professionals,

*            certain persons connected with firms providing legal, advertising or public relations assistance,

*           certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Investors may exchange securities acceptable to the Manager and the Sub-Adviser for shares of the Fund.  The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Fund.

Such additional compensation is paid out of the Distributor’s (or related company’s) own resources, without additional charge to the Fund or its shareholders, although such resources may include profits derived from services provided to the Fund.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Fund’s shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder appreciation events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Fund no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

The following important information should be noted:

(1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

(2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the  applicable holding period for CDSC Class A Shares or Class C Shares.

(3) Originally Purchased Money-Market Fund Shares. Shares of an Aquila Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of an Aquila Bond or Equity Fund, may be exchanged for shares of any class of any Aquila Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

This Fund, as well as the other funds in the Aquila Group of Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence.  The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

800-437-1000 toll-free

Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be  the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund’s shares.

An exchange is treated for Federal tax purposes as a redemption and purchase of shares and would result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; should any such loss occur, no representation is made as to its deductibility.

Dividends paid by a fund into which exchange is desired may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same-Fund Exchange Privilege:  You can also exchange Class A Shares of the Fund for Class Y Shares of the Fund, if you are eligible to purchase Class Y Shares and they are offered in your state.  Such exchange will be effected at the net asset value of the respective classes on the date of the exchange.  It is not expected that such exchange will result in a capital gain or loss for Federal income tax purposes.  Such an exchange is not subject to the Fund’s policies regarding excessive or frequent trading.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversation will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

 You are eligible for TOD registration only if, and as long  as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

The net asset value of the shares of each of the Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Fund’s Board of Trustees the Fund’s normal practice is that most or all of the Rhode Island Obligations in the Fund’s portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Rhode Island Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Rhode Island Obligations.  Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Fund’s Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which the Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of  other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

The Fund has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.  The Fund also discloses the five largest holdings by market value as of the close of the last business day of each calendar month by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the next such posting.

In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding the Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

It also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

As of June 30, 2011, the unused capital loss carryforward for the Fund was approximately $318,099 acquired in the acquisition of Ocean State Tax-Exempt Fund, which expires on June 30, 2016.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular Federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of the Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for treatment as “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from the Fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning before January 1, 2012, the 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30%  rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

Underwriters

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended June 30, 2011 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Other Brokerage Commissions	Compensation
Aquila Distributors, Inc.	$36,976	None	None	None*

*Amounts paid to the Distributor under the Trust’s Distribution Plan are for compensation.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Ratings and Dominion Bond Rating Service Limited represent their opinions as to the quality of various debt obligations.  It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Dominion Bond Rating Service Limited (“DBRS”) Bond and Long Term Debt Rating Scale.

Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA	Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA	Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A	Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB	Bonds rated BBB are of adequate credit quality.

BB	Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B
Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS Commercial Paper and Short Term Debt Rating Scale.

Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.  All three DBRS rating categories for short term debt use “high,” “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)	Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)	Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)
Short term debt rated R-1 (low) is of satisfactory credit quality.  the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high)	Short term debt rated R-2 is of adequate credit quality and within the three subset grades,

R-2 (middle)	debt protection ranges from having reasonable ability for timely repayment to a level
R-2 (low)	which is considered only just adequate.

R-3 (high)	Short term debt rated R-3 is speculative, and within the three subset grades, the capacity
R-3 (middle)	for timely payment ranges from mildly speculative to doubtful.
R-3 (low)